Exhibit No. 99.1

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING

FINANCIAL STATEMENTS

DECEMBER 31, 2005

REPORT ON AUDITED FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA

Independent Auditor's Report

To the Board of Directors And
Stockholders of
Allstate Home Loans, Inc., DBA Allstate Funding Irvine,
CA 92606

We have audited the accompanying balance sheet of Allstate Home Loans, Inc., DBA Allstate Funding, (a Subchapter S Corporation) as of December 31, 2005, and the related statements of income and retained earnings for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allstate Home Loans, Inc., DBA Allstate Funding, as of December 31, 2005, and the results of its operations and its (analysis of retained earnings) for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report is presented for the purpose of additional analysis and are not a required part of the basic financial statements of Allstate Home Loans, Inc., DBA Allstate Funding. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as whole.

/s/ Lorin Zweig, CPA’s
Lorin Zweig, CPA’s
Irvine, CA 92612

April 20, 2006

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
BALANCE SHEET
DECEMBER 31, 2005

ASSETS
Current assets:
Cash in bank	$1,108,212.54
Investments	122,330.59
Accounts receivable	413,187.50
Florida receivables	3,013.35
Orange receivables	14,781.11
Newport lending reserves	5,000.00
Loan receivable - loan sales	2,535,112.68
Loan receivable - First Collateral	11,739,629.00
Loan receivable -CWD	1,236,420.00
Loan receivable - TWG	38,871,783.00
Loan receivable - IMPAC	74,907,802.00
Loan receivable - other	364,441.83
Notes receivable	71,819.77
Non owner employee advance	428,455.59
Net branch draw	46,523.07
Orange advances	210.01
Due from branches	867,782.42
Total current assets	132,736,504.46

Property, plant & equipment
Autos	148,790.02
Artwork	1,149.37
Equipment	231,438.74
Furniture & fixtures	303,369.17
Software	95,606.55
Less accumulated depreciation	(253,277.08)
Total property & equipment	527,076.77

Other assets:
Deposits	160,536.96
Organization Costs	1,750.00
Franchise fee	13,995.00
Master commitment fee	36,063.38
Less accumulated amortization	(14,745.00)
Total other assets	197,600.34

Total assets	$133,461,181.57

See Accountant’s Audit Report and Accompanying Notes

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
BALANCE SHEET
DECEMBER 31, 2005

LIABILITIES & CAPITAL
LIABILITIES

Current liabilities:
Accounts payable	$214,805.75
Payable: other	249,023.60
Payable: LOC Orange	74,789.55
Garnishments	624.28
Impounds	159,401.39
Principal reduction	17,182.91
Notes payable - First Collateral	11,408,625.56
Notes payable -CWD	1,236,420.00
Notes payable - TWG	38,871,783.00
Notes payable - IMPAC	74,770,000.60
Interest & fess First Collateral	124,154.99
Deferred federal taxes payable	326,713.00
Deferred state taxes payable	84,945.00
Total current liabilities	127,538,469.63

Other liabilities
Loan payable Nationwide	500,000.00
Loan payable other	200,000.00
Notes payable Shanberg	600,000.00
Total other liabilities	1,300,000.00

Total liabilities	128,838,469.63

CAPITAL
Common stock	26,000.00
Additional paid in capital	619,962.78
Retained earnings	3,939,632.00
Net income	37,117.16
Total capital	4,622,711.94

Total liabilities & capital	$133,461,181.57

See Accountant’s Audit Report and Accompanying Notes

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
INCOME STATEMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005

Income
Commissions	$17,337,878.81
Premium on loans sold	3,892,094.00
Late fees	(569.53)
Interest income	2,780,504.68
Net income	24,009,907.96

Cost of loans
Loan fees	63,274.95
Appraisal fees	55,879.33
Processing fees	45,188.25
Other loan fees	238,204.88
Credit report fees	164,695.06
Commissions	6,400,654.72
Loan pair off fees	54,059.55
Notary fees	545.05
Interest & fees payable	2,679,887.84
Total costs of loans	9,702,389.63

Gross profit	14,307,518.33

General & administrative expense
Auto expense	33,970.11
Background checks	2,469.88
Bad debts	8,276.67
Bank charges	6,270.86
Computer services & supplies	6,855.96
Consulting fees	197,749.93
Donations & charity	16,762.00
Dues & subscriptions	3,286.97
Employee benefits	9,765.00
Entertainment	71,708.05
Equipment lease	162,783.60
Gifts to clients & lenders	614.38
Internet service	38,847.48
Insurance	121,595.55
Leased employees	11,295,305.80
Legal & accounting	204,755.27
Management fees	177,000.00
Marketing & advertising	363,333.94
Messenger fees	138,306.34
Miscellaneous	1,646.97
Office supplies	205,524.10
Officer salaries	100,576.85
Outside services	1,739.25
Payroll service	8,531.06
Postage	10,599.04
Recruitment expenses	153,830.91
Referral fees	16,778.00
Rent	284,532.99
Repairs & maintenance	10,397.75
Rural development	106,888.63
Salaries	173,551.67

See Accountant’s Audit Report and Accompanying Notes

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
INCOME STATEMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005

Taxes: Payroll	51,505.42
Taxes: other	57,841.77
Telephone	101,425.45
Training	7,165.95
Travel	110,447.36
Utilities	6,248.80
Total expenses	14,268,889.76

Earnings from operations	38,628.57

Other income
Dividend income	35,835.00
Interest income	567.15
Settlement income	47,500.00
Total other income	83,902.15

Other expense
Depreciation expense	41,787.00
Interest expense	43,581.66
Loss on investments	45.00
Total other expense	85,413.56

Earnings before taxes	37,117.16

Net income	$37,117.16

See Accountant’s Audit Report and Accompanying Notes

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
COMPUTATION OF ADJUSTED NET WORTH
DECEMBER 31, 2005

TOTAL NET WORTH AT JANUARY 1, 2005	$4,585,594.78

ADD: NET INCOME FOR 2005	37,117.16

LESS: SHAREHOLDER DISTRIBUTION	--

ADD: PAID IN CAPITAL	--

TOTAL ADJUSTED NET WORTH PER FINANCIAL STATEMENTS	$4,622,711.94

See Accountant’s Audit Report and Accompanying Notes

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
STATEMENT OF CASH FLOWS
FOR THE TWELVE MONTHS ENDING DECEMBER 31, 2005
Increase (Decrease) in Cash and Cash equivalents

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$36,591
Adjustmnents to reconcile net income to net cash provided by operating activities:
Depreciation	41,787
Changes in:
Increase in warehouse line receivable	(57,308,413)
Decrease in accounts receivable	203,852
Increase in loans & notes receivable	(935,588)
Increase in investments	(17,591)
Increase in advances	(834,656)
Increases in notes-payable warehouse	59,308,870
Decrease in notes payable	(404,703)
Decrease in accounts payable & expenses	(879,395)

NET CASH (USED BY) OPERATING ACTIVITIES	(789,246)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment	(272,726)
Increase in deposits & fees	(140,389)
NET CASH (USED BY) INVESTING ACTIVITIES	(413,115)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in notes payable	1,300,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,300,000

NET INCREASE IN CASH	97,639

CASH AT BEGINNING OF PERIOD	1,010,574

CASH AT END OF PERIOD	$1,108,213

See Accountant’s Audit Report and Accompanying Notes

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Allstate Home Loans, Inc., DBA Allstate Funding, operates as a mortgage broker company for residential loans. The company was incorporated and commenced on September 11, 1990.

Loan Receivable

The Loan Receivable-Loan Sales consists of loans approved and awaiting funding as of December 31, 2005, was $2,535,113. The Loan Receivables for the Warehouse lines are as follows:

First Collateral	$11,739,629
Countrywide	$1,236,420
The Winter Group	$38,871,783
IMPAC	$74,907,802

Notes Receivable

The company has notes receivable listed on the Current Assets section for varying rates and years.

Property and Equipment

Property and equipment are recorded at cost. Depreciation of property and equipment and amortization of franchise fee and organization costs are provided over the estimated useful lives of the assets, between 5 and 7 years, using both the straight line and double declining balance methods. Depreciation and amortization for the year totals: $41,787.

Income Taxes

The Company, elected to be taxed as a "C" corporation effective January 1, 2004. A provision and liability for Federal income tax has been included in these financial statements; the minimum corporate income tax imposed by the state of California had been provided for.

Investments

The company has an investment accounts with the brokerage firms of Merrill Lynch, Schwab, TVIDX, and Amalgamated Bank. The lower of cost or market method is being used for financial statements purposes.

Note Payable - First Collateral Services

The Company established a "Master Mortgage Loan Purchasing" Agreement with First Collateral Services. This loan is in the form of a line of credit.

ALLSTATE HOME LOANS, INC.
DBA ALLSTATE FUNDING
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

The terms of the agreement are as follows:

A.	Collateral includes F.R.A, V.A. and conventional conforming residential mortgage

B.	The "Warehouse" period of ownership of the collateralized loans may not exceed 45 days.

C.	The Fees include an interest rate of 1.75% over the prevailing banks prime rate.

D.	The loan value is 98% of the collateral, stated above, not to exceed the unpaid principal amount of such residential mortgage loan.

Note Payable - Countrywide/The Winter Group/IMP AC

The Company established an agreement with the above banks with the same terms as above.